UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACORN ENERGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ACORN ENERGY, INC.

1000 N West Street, Suite 1200

Wilmington, Delaware 19801

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acorn Energy, Inc. (“Acorn Energy” or the “Company”) will be held at 1:00 PM EDT, on September 17, 2025, at the Chrysler Building, 405 Lexington Avenue, 9th Floor, Spaces Conference Center, New York, New York 10174, as well as online, for the following purposes, all as more fully described in the attached Proxy Statement:

(1) election of five directors to hold office until the 2026 Annual Meeting and until their respective successors are elected and qualified;

(2) ratification of the selection by the Audit Committee of the Company’s Board of Directors of CBIZ CPAs P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2025;

(3) consideration of an advisory vote on the compensation of the Company’s named executive officers; and

(4) such other business as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders who wish to attend the Annual Meeting online must register in advance by contacting the undersigned by e-mail at AcornMeeting@gmail.com.

You are requested to complete your proxy whether or not you expect to attend the Meeting. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote at the Meeting in the event you attend the Meeting or any adjournment thereof.

A copy of the Company’s Annual Report for the year ended December 31, 2024 is enclosed.

All stockholders may read, print and download our 2024 Annual Report and our Proxy Statement at https://materials.proxyvote.com/004848.

By Order of the Board of Directors,

Wilmington, Delaware	SHELDON KRAUSE
August 6, 2025	Assistant Secretary

ACORN ENERGY, INC.

1000 N West Street, Suite 1200

Wilmington, Delaware 19801

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 17, 2025

This proxy statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use in voting at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 PM EDT on September 17, 2025, at the Chrysler Building, 405 Lexington Avenue, 9th Floor, Spaces Conference Center, New York, New York 10174, as well as online, and any adjournments thereof. Distribution to stockholders of this proxy statement and a proxy form is scheduled to begin on or about August 6, 2025 to each stockholder of record at the close of business on July 21, 2025 (the “Record Date”).

Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares as early as possible. You can ensure that your shares are voted at the meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided if you are a stockholder of record or, if you hold your shares through a broker, bank or other nominee, by submitting your voting instructions by mail, phone or Internet as provided in the enclosed voting instruction form from your nominee. Submitting your proxy will not affect your right to attend the meeting (in person or online) and vote. A stockholder of record who gives a proxy may revoke it at any time before it is exercised by voting at the Annual Meeting (in person or online), by delivering a subsequent proxy or by notifying our corporate Secretary in writing of such revocation.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on September 17, 2025: all stockholders may read, print and download our 2024 Annual Report and our Proxy Statement at https://materials.proxyvote.com/004848.

INFORMATION ABOUT THE 2025 ANNUAL MEETING AND PROXY VOTING

How can I attend the Annual Meeting online?

Stockholders may register to attend the Acorn Energy Annual Meeting online by contacting the Assistant Secretary at AcornMeeting@gmail.com and requesting online admission to the Meeting. You will receive information about how to join the Meeting online by return email. The Company encourages stockholders that wish to attend the Annual Meeting online to request admission promptly and in any event no later than September 16, 2025, the last business day preceding the Meeting, to assure admission to the Meeting online. Stockholders of record and stockholders that hold their shares through a broker or other nominee that have requested and received a legal proxy and that register for and attend the Annual Meeting online will have the opportunity to vote their shares at the Meeting online. Stockholders may contact the Assistant Secretary at the e-mail address above to obtain directions to be able to attend the Meeting in person. All stockholders, whether or not they plan to attend the Meeting (in person or online), are encouraged to complete and return the enclosed proxy to allow orderly tabulation of their votes.

What matters are to be voted on at the Annual Meeting?

Acorn Energy intends to present the following proposals for stockholder consideration and voting at the Annual Meeting:

(1) election of five directors to hold office until the 2026 Annual Meeting and until their respective successors are elected and qualified;

(2) ratification of the selection by the Audit Committee of the Company’s Board of Directors of CBIZ CPAs P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2025;

(3) consideration of an advisory vote on the compensation of the Company’s named executive officers; and

(4) such other business as may properly come before the Annual Meeting or any adjournment thereof.

What is the Board’s recommendation?

The Board of Directors recommends that you vote your shares FOR each of the director nominees in Proposal 1, and FOR each of Proposals 2 and 3.

Will any other matters be presented for a vote at the Annual Meeting?

We do not expect that any other matters might be presented for a vote at the Annual Meeting. However, if another matter were to be properly presented, the proxies would use their own judgment in deciding whether to vote for or against the proposal.

Who is entitled to vote?

All Acorn Energy stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share outstanding on the Record Date will be entitled to one vote. There were 2,498,316 shares outstanding on the Record Date.

How do I vote my shares?

●	If you are a stockholder of record, you may grant a proxy with respect to your shares by mail using the proxy card included with the proxy materials. Stockholders who own their shares through brokers, banks or other nominees may grant their proxy by mail, by telephone or over the Internet in accordance with the instructions provided in the enclosed voting instruction form. Internet and telephone voting by beneficial owners will generally be available through 11:59 p.m. Eastern Daylight Time on September 16, 2025.

●	If you are a stockholder of record or a duly appointed proxy of a stockholder of record, you may attend the Annual Meeting and vote in person or online. However, if your shares are held in the name of a broker, bank or other nominee, and you wish to attend the Annual Meeting to vote in person or online or to designate a proxy to vote on your behalf, you will have to contact your broker, bank or other nominee to obtain its proxy to vote the shares that you beneficially own. Have that document with you when you attend the meeting.

●	All proxies submitted will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR all director nominees in Proposal 1, and FOR Proposals 2 and 3.

May I change or revoke my proxy after it is submitted?

Yes, you may change or revoke your proxy at any time before its exercise at the Annual Meeting by:

●	returning a later-dated proxy card;

●	attending the Annual Meeting and voting (either in person or online) or having a proxy designated by you attend the meeting and vote on your behalf; or

●	sending your written notice of revocation to Sheldon Krause, our Assistant Secretary.

Your changed proxy or revocation must be received before the polls close for voting.

What is a “quorum?”

In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if stockholders of record holding a majority in voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting are present (in person or online) or are represented by proxies. For purposes of determining the presence or absence of a quorum, we intend to count as present shares present (in person or online) but not voting and shares for which we have received proxies but for which holders thereof have abstained. Furthermore, shares represented by proxies returned by a broker holding the shares in nominee or “street” name will be counted as present for purposes of determining whether a quorum is present, even if the broker is not entitled to vote the shares on matters where discretionary voting by the broker is not allowed (“broker non-votes”).

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What vote is necessary to pass the items of business at the Annual Meeting?

Holders of our common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. With respect to Proposal 1, the five nominees for director receiving a plurality of the votes cast by holders of common stock, at the Annual Meeting (in person or online) or by proxy, will be elected to our Board. Approval of Proposals 2 and 3 requires the votes cast in favor of each such proposal to exceed the votes cast against such proposal. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on Proposals 2 and 3.

Who pays the costs of this proxy solicitation?

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

What is the deadline for submission of stockholder proposals for the 2026 Annual Meeting?

Proposals that our stockholders may wish to include in our proxy statement and form of proxy for presentation at our 2026 Annual Meeting of Stockholders must be received by or delivered to us at Acorn Energy, Inc., 1000 N West Street, Suite 1200, Wilmington, Delaware 19801, Attention: Secretary, no later than the close of business on April 1, 2026.

Any stockholder proposal must be in accordance with the rules and regulations of the SEC. In addition, with respect to proposals submitted by a stockholder other than for inclusion in our 2026 proxy statement, our By-Laws have established advance notice procedures that stockholders must follow. Pursuant to the By-laws of the Company, stockholders who wish to nominate any person for election to the Board of Directors or bring any other business before the 2026 Annual Meeting must generally give notice thereof to the Company at its principal executive offices not less than 60 days nor more than 90 days before the date of the meeting. All nominations for director or other business sought to be transacted that are not timely delivered to the Company, or that fail to comply with the requirements set forth in the Company’s By-Laws, will be excluded from the Annual Meeting, as provided in the By-Laws. A copy of the By-Laws of the Company is available upon request from the Assistant Secretary of the Company, 1000 N West Street, Suite 1200, Wilmington, Delaware 19801.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available. Any stockholder may also obtain the results from the Assistant Secretary of the Company, 1000 N West Street, Suite 1200, Wilmington, Delaware 19801.

INFORMATION ABOUT COMMUNICATING WITH OUR BOARD OF DIRECTORS

How may I communicate directly with the Board of Directors?

The Board provides a process for stockholders to send communications to the Board. You may communicate with the Board, individually or as a group, as follows:

BY MAIL	BY PHONE
The Board of Directors	1-770-209-0012
Acorn Energy, Inc.
Attn: Assistant Secretary	BY EMAIL
1000 N West Street, Suite 1200	c/o Samuel M. Zentman
Wilmington, Delaware 19801	samzentman@yahoo.com

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OWNERSHIP OF THE COMPANY’S COMMON STOCK

The following table and the notes thereto set forth information, as of the Record Date, July 21, 2025 (except as otherwise set forth herein), concerning beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of common stock by (i) each director of the Company, (ii) each executive officer (iii) all executive officers and directors as a group, and (iv) each holder of 5% or more of the Company’s outstanding shares of common stock.

Name and Address of Beneficial Owner (1) (2)	Number of Shares of Common Stock Beneficially Owned (2)		Percentage of Common Stock Outstanding (2)
Jan H. Loeb	528,047	(3)	21.03%
Gary Mohr	74,018	(4)	2.96%
Michael F. Osterer	182,214	(5)	7.28%
Peter Rabover	125,352	(6)	5.01%
Samuel M. Zentman	10,835	(7)	*
Tracy S. Clifford	27,475	(8)	1.09%
All executive officers and directors of the Company as a group (6 people)	895,858	(9)	35.08%
Joel Charles Sklar	162,111	(10)	6.49%

* Less than 1%

(1) Unless otherwise indicated, the address for each of the beneficial owners listed in the table is in care of the Company, 1000 N West Street, Suite 1200, Wilmington, Delaware 19801.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of a given date which such person has the right to acquire within 60 days after such date. Percentage information is based on the 2,498,316 shares outstanding as of July 21, 2025.

(3) Consists of 242,198 shares held by Mr. Loeb directly, 273,251 shares held by Leap Tide Capital Acorn LLC, and 12,598 shares underlying currently exercisable options held by Mr. Loeb. Mr. Loeb is the sole manager of Leap Tide Capital Acorn LLC, with sole voting and dispositive power over the securities held by such entity. Mr. Loeb disclaims beneficial ownership of the securities held by Leap Tide Capital Acorn LLC except to the extent of his pecuniary interest therein.

(4) Consists of 68,238 shares beneficially held by Mr. Mohr (including 52,083 shares held by UE Systems Inc.), and 5,780 shares underlying currently exercisable options.

(5) Consists of 176,107 shares beneficially held by Mr. Osterer (including 52,083 shares held by UE Systems Inc.), and 6,107 shares underlying currently exercisable options.

(6) Consists of 123,218 shares held by Artko Capital LP and 2,134 shares underlying currently exercisable options held by Mr. Rabover. Mr. Rabover is Managing Director of Artko Capital LP, with sole voting and dispositive power over the securities held by such entity. Mr. Rabover disclaims beneficial ownership of the securities held by Artko Capital LP except to the extent of his pecuniary interest therein.

(7) Consists of 6,617 shares and 4,218 shares underlying currently exercisable options.

(8) Consists of 3,000 shares and 24,475 shares underlying currently exercisable options.

(9) Consists of 840,546 shares and 55,312 shares underlying currently exercisable options.

(10) The information is based on a Schedule 13G filed by Mr. Sklar with the SEC on October 18, 2024, reporting beneficial ownership as of that date. Mr. Sklar reported that he has sole voting power and sole dispositive power with respect to all 162,111 shares of Common Stock.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of five seats. The Board of Directors has nominated Jan H. Loeb, Gary Mohr, Michael F. Osterer, Peter Rabover and Samuel M. Zentman, all current directors, for election as directors at the 2025 Annual Meeting to serve until the 2026 Annual Meeting and until their successors have been duly elected and qualified. The nominees were recommended by our Nominating Committee and approved by our Board of Directors. All nominees have consented to be named as such and to serve if elected.

With respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders cannot vote for more than the five nominees. Stockholders should specify their choices on the accompanying proxy card. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of all five of the Board’s nominees. If any nominee becomes unavailable for any reason to serve as a director at the time of the Annual Meeting (which event is not anticipated), proxies will be voted in the discretion of the persons acting pursuant to the proxy for any nominee who shall be designated by the current Board of Directors as a substitute nominee.

Persons nominated in accordance with the notice requirements of our By-laws are eligible for election as directors of the Company. All nominations for director that are not timely delivered to us or that fail to comply with the requirements set forth in our By-laws will be excluded from the Annual Meeting, as provided in the By-laws. A copy of our By-laws can be obtained from our Secretary, 1000 N West Street, Suite 1200, Wilmington, Delaware 19801. Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the five nominees receiving the greatest number of votes will be elected as directors).

Nominees for Election

Jan H. Loeb has served as our President and CEO since January 28, 2016 and as Acting CEO of OmniMetrix since December 1, 2019. He was appointed to our Board in August 2015 pursuant to the terms of our loan and security agreement with Leap Tide Capital Partners III, LLC (the “Leap Tide Loan Agreement”). He was also appointed to the Board of our then subsidiary DSIT in August 2015 pursuant to the terms of the Leap Tide Loan Agreement and held that position until the sale of our remaining interest in DSIT in February 2018. Mr. Loeb has more than 40 years of money management and investment banking experience. He has been the Managing Member of Leap Tide Capital Management LLC since 2007. From 2005 to 2007, he served as the President of Leap Tide’s predecessor, Leap Tide Capital Management Inc., which was formerly known as AmTrust Capital Management Inc. He served as a Portfolio Manager of Chesapeake Partners from February 2004 to January 2005. From January 2002 to December 2004, he served as Managing Director at Jefferies & Company, Inc. From 1994 to 2001, he served as Managing Director at Dresdner Kleinwort Wasserstein, Inc. (formerly Wasserstein Perella & Co., Inc.). He served as a Lead Director of American Pacific Corporation from July 8, 2013 to February 27, 2014, and also served as its Director from January 1997 to February 27, 2014. He served as an Independent Director of Pernix Therapeutics Holdings Inc. (formerly, Golf Trust of America, Inc.) from 2006 to August 31, 2011. He served as a Director of TAT Technologies, Ltd. from August 2009 to December 21, 2016. He served as a Director of Keweenaw Land Association, Ltd. from December 2016 until May 2019. He has served as President, Executive Chairman and board member of NovelStem International Corp since July 2018, and as a board member of Gyrodyne, LLC since July 2023.

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Key Attributes, Experience and Skills. Mr. Loeb brings to the Acorn Board significant financial expertise, cultivated over more than 40 years of money management and investment banking experience, together with a background in public company management and audit committee experience.

Gary Mohr was elected to the Board in August 2018 and is a member of our Audit, Compensation and Nominating Committees. Mr. Mohr is President of UE Systems, Incorporated, an international technology company specializing in the field of plant asset reliability through ultrasound. Mr. Mohr started with UE Systems in 1988 as a salesman and rapidly progressed through the ranks as regional sales manager, National Sales Manager, Vice President and eventually President of the company. It is through Mr. Mohr’s stewardship that UE Systems has grown from a national brand to an international company with offices in Toronto, Mexico City, Hong Kong, India and the Netherlands, and developed a list of loyal customers, including those in the Fortune 500.

Key Attributes, Experience and Skills. Mr. Mohr brings to the Board a broad range of operational and managerial experience, including a successful track record in product development and marketing leadership.

Michael F. Osterer was elected to the Board in August 2018 and is a member of our Audit, Compensation and Nominating Committees. He served as an advisor to our Board from October 2017 until his election as director. Since 1973, Mr. Osterer has served as Chairman of the Board of UE Systems, Incorporated, a leader in the field of plant asset reliability through ultrasound, which he founded in 1973. He also served as President of UE Systems from 1973 to 1985. Since 1987, Mr. Osterer has served as President of Libom Oil, an oil exploration, drilling and purchasing company, which he founded in 1987. He is the Acting Chairman of the Board of Radon Testing Corporation of America, Inc., which he founded in 1985 and where he served as President from 1985 through 1989. Mr. Osterer also founded Westchester Consultants, a general business consultancy nationally recognized for branding expertise of food products. He served in the United States Air Force/Air National Guard, 105th Airborne Division, from 1964 through 1970. Mr. Osterer graduated from Fordham University with a BA in Social Sciences, Magna Cum Laude.

Key Attributes, Experience and Skills. Mr. Osterer brings to Acorn a wealth of operational and managerial experience gained over his long history of successful entrepreneurial pursuits, corporate leadership and oversight.

Peter Rabover was appointed to the Board in March 2023. Mr. Rabover is currently the chief financial officer for Grodivo, a corporate culture measurement software company. He has been an active buyside investor for over 20 years, and is currently the Managing Director of Artko Capital LP, a partnership focused on microcap investments, which is a role he has held since he founded the partnership in 2015. In such capacity, Mr. Rabover has advised on a wide range of corporate finance activities for dozens of companies. Prior to founding Artko Capital, he worked for Scharf Investments from 2012 to 2014, and Hahn Capital Management from 2005 to 2011 in an analyst capacity. He served in the United States Peace Corps in Kazakhstan from 2003 to 2005 as an Economic Development Volunteer. Mr. Rabover started his career as an auditor for United States Steel Corporation from 2001 to 2003. He holds an undergraduate degree from Duquesne University, a Masters of Business Administration from the University of Virginia’s Darden School of Business and is a CFA Charterholder.

Key Attributes, Experience and Skills. Mr. Rabover brings a wide range of corporate finance, audit and capital allocation acumen and experience as well as a unique shareholder perspective gained through a long career of managing outside capital and finding successful investments.

Samuel M. Zentman has been one of our directors since November 2004 and currently serves as Chairman of our Audit Committee and as a member of our Compensation and Nominating Committees. From 1980 until 2006, Dr. Zentman was the president and chief executive officer of a privately held textile firm, where he also served as vice president of finance and administration from 1978 to 1980. From 1973 to 1978, Dr. Zentman served in various capacities in the Information Systems department at American Motors Corporation including Director of the Corporate Data Center and the Engineering Computer Centers. He holds a Ph.D. in Complex Analysis. Dr. Zentman serves on the board of Klotho Neurosciences, as well as several national charitable organizations devoted to advancing the quality of education.

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Key Attributes, Experience and Skills. Dr. Zentman’s long-time experience as a businessman together with his experience with computer systems and software enables him to bring valuable insights to the Board. Dr. Zentman has a broad, fundamental understanding of the business drivers affecting our Company and also brings leadership and oversight experience to the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR ELECTION. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

Certain Information Regarding Directors and Officers

In addition to the information set forth above about the Company’s directors who have been nominated for election at the Annual Meeting, set forth below is additional information concerning such directors and certain officers of the Company:

Name	Age	Position

Jan H. Loeb	66	Director, President and Chief Executive Officer

Gary Mohr	66	Director and member of our Audit, Nominating and Compensation Committees

Michael F. Osterer	79	Director and member of our Audit, Nominating and Compensation Committees

Peter Rabover	45	Director

Samuel M. Zentman	79	Director, Chairman of our Audit Committee and member of our Nominating and Compensation Committees

Tracy S. Clifford	56	Chief Financial Officer

Tracy S. Clifford has served as the Company’s Chief Financial Officer since June 1, 2018 and as the COO of OmniMetrix since December 1, 2019. She serves in such positions pursuant to a Consulting Agreement between the Company and Tracy Clifford Consulting, LLC. Ms. Clifford is President and Owner of Tracy Clifford Consulting, LLC, through which she has been providing contract CFO/COO services and other advisory services and project engagements since June 2015. Between October 1999 and May 2015, she served as CFO, Principal Accounting Officer, Corporate Controller and Secretary for a publicly traded pharmaceutical company and a publicly traded REIT. Her prior experience includes accounting leadership positions at United Healthcare (Atlanta) and the North Broward Hospital District (Fort Lauderdale) and work on the audit team of Deloitte & Touche (Miami). Ms. Clifford has served as a board member of Novelstem International Corp since July 2018. Ms. Clifford obtained a bachelor of science degree in accounting from the College of Charleston and a master’s degree in business administration with a concentration in finance from Georgia State University. Ms. Clifford is a licensed CPA in the state of South Carolina and holds a certification in the fundamentals of forensic accounting from the AICPA.

Biographical information about the Company’s directors who have been nominated for election at the Annual Meeting is set forth above under “Nominees for Election.”

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CORPORATE GOVERNANCE MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Further, we have implemented measures to assure timely filing of Section 16(a) reports by our executive officers and directors. Based solely on our review of such forms or written representations from certain reporting persons, we believe that our executive officers and directors complied with the filing requirements of Section 16(a) during 2024.

Board Composition and Director Independence

Our Board of Directors is composed of one class, with five Board seats. Five directors are currently serving until their reelection or replacement at the 2025 Annual Meeting of Stockholders. Jan H. Loeb serves as both President and Chief Executive Officer as well as serving as a Member of our Board of Directors. Applying the definition of independence provided under the NASDAQ rules, the Board has determined that, with the exception of Mr. Loeb, all of the members of the Board of Directors are independent.

Board Structure and Role in Risk Oversight

The Board believes Mr. Loeb’s service as President and Chief Executive Officer and as a member of our Board is appropriate because it bridges a critical gap between the Company’s management and the Board, enabling the Board to benefit from management’s perspective on the Company’s business while the Board performs its oversight function. Further, the Board believes Mr. Loeb’s significant ownership of Acorn Energy stock aligns his interests with those of Acorn Energy’s stockholders.

Management is responsible for Acorn Energy’s day-to-day risk management, and the Board’s role is to engage in informed oversight. The entire Board performs the risk oversight role. Mr. Loeb, Acorn Energy’s Chief Executive Officer is a member of the Board of Directors, which helps facilitate discussions regarding risk between the Board and Acorn Energy’s senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management. Further, the independent directors periodically meet in executive session following regularly scheduled Board meetings to voice their observations or concerns and to shape the agendas for future Board meetings.

The Board of Directors believes that, with these practices, each director has an equal stake in the Board’s actions and oversight role and equal accountability to Acorn Energy and its stockholders.

Meetings and Meeting Attendance

During 2024, there were four meetings of the Board of Directors, and the Board acted by unanimous written consent three times. All incumbent directors attended 75% or more of the Board meetings and meetings of the committees on which they served during the last fiscal year. Directors are encouraged to attend the annual meeting of stockholders. All five directors attended our most recent annual meeting in 2024.

Audit Committee; Audit Committee Financial Expert

The Company has a separate designated standing Audit Committee established and administered in accordance with SEC rules. The three members of the Audit Committee are Samuel M. Zentman (who serves as Chairman of the Audit Committee), Gary Mohr and Michael F. Osterer. The Board of Directors has determined that each member of the Audit Committee meets the independence criteria prescribed by NASDAQ governing the qualifications for audit committee members and each Audit Committee member meets NASDAQ’s financial knowledge requirements. Our Board has determined that Dr. Zentman qualifies as an “audit committee financial expert,” as defined in the rules and regulations of the SEC. During 2024, the Audit Committee met four times. The charter of the Audit Committee is available on our website www.acornenergy.com under the “Investor Relations” tab.

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Audit Committee Report. The Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by the statement of Auditing Standard No. 16 as amended; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the Securities and Exchange Commission on March 6, 2025.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ACORN ENERGY, INC.

Samuel M. Zentman
Gary Mohr
Michael F. Osterer

Compensation Committee

Our executive compensation is administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are Gary Mohr, Michael F. Osterer and Samuel M. Zentman, all of whom have been determined by the Board to be independent in accordance with NASDAQ’s requirement for independent director oversight of executive officer compensation. During 2024, the Compensation Committee acted by unanimous written consent once. The charter of the Compensation Committee is available on our website www.acornenergy.com under the “Investor Relations” tab.

Nominating Committee

The Nominating Committee of our Board of Directors has overall responsibility for identifying, evaluating, recruiting and selecting qualified candidates for election, re-election or appointment to the Board. The Members of the Nominating Committee are Gary Mohr, Samuel M. Zentman and Michael Osterer all of whom have been determined by the Board to meet the independence criteria prescribed by NASDAQ governing the qualifications of nominating committee members. During 2024, the Nominating Committee acted by unanimous written consent once. The charter of the Nominating Committee is available on our website www.acornenergy.com under the “Investor Relations” tab.

Our stockholders may recommend potential director candidates by contacting the Secretary of the Company to receive a copy of the procedure to recommend a potential director candidate for consideration by the Nominating Committee, who will evaluate recommendations from stockholders in the same manner that they evaluate recommendations from other sources.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all our directors, officers and employees. This code of ethics is designed to comply with the NASDAQ marketplace rules related to codes of conduct. Our code of ethics may be accessed on the Internet under “Investor Relations” on our website at www.acornenergy.com. We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of ethics by posting such information on our website, www.acornenergy.com.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of our securities by directors, officers and employees, and by the Company itself, that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

9

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Jan H. Loeb	2024	321,360	(3)	—	13,009	(5)	—	334,369
President and CEO of the Company and Acting CEO of OmniMetrix (1)	2023	312,000	(3)	—	9,142	(6)	—	321,142

Tracy S. Clifford	2024	216,300	(4)	—	13,009	(7)	—	229,309
CFO of the Company and COO of OmniMetrix (2)	2023	210,000	(4)	—	18,000	(8)	—	228,000

(1)	Mr. Loeb began serving as President and CEO of the Company on January 28, 2016 and as Acting CEO of OmniMetrix on December 1, 2019.
(2)	Ms. Clifford began serving as CFO of the Company on June 1, 2018 and as COO of OmniMetrix on December 1, 2019.
(3)	Represents the consulting fee paid for the provision of Mr. Loeb’s services to the Company as President and CEO of the Company and Acting CEO of OmniMetrix.
(4)	Represents the consulting fee paid for the provision of Ms. Clifford’s services as CFO of the Company and COO of OmniMetrix.
(5)	Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 2,200 options granted on January 2, 2024 with an exercise price of $6.09. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 4.0% (ii) an expected term of 4.88 years (iii) an assumed volatility of 194.1% and (iv) no dividends.
(6)	Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 2,187 options granted on January 1, 2023 with an exercise price of $5.60 (as adjusted in connection with the September 2023 1-for-16 reverse stock split). The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 4.0% (ii) an expected term of 5.19 years (iii) an assumed volatility of 94.3% and (iv) no dividends.
(7)	Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 2,200 options granted on January 2, 2024 with an exercise price of $6.09. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 4.0% (ii) an expected term of 4.88 years (iii) an assumed volatility of 194.1% and (iv) no dividends.
(8)	Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 6,250 options granted on June 1, 2023 with an exercise price of $4.96 (as adjusted in connection with the September 2023 1-for-16 reverse stock split). The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 3.9% (ii) an expected term of 3.7 years (iii) an assumed volatility of 93.8% and (iv) no dividends.

Executive Compensation for 2024 and 2023

Jan H. Loeb. On January 2, 2024, the Company entered into a consulting agreement (the “2024 Loeb Consulting Agreement”) extending its arrangements for compensation of Mr. Loeb. Pursuant to the 2024 Loeb Consulting Agreement, Mr. Loeb received cash compensation of $16,780 per month for service as President and CEO of Acorn, and an additional $10,000 per month for serving as Acting CEO of OmniMetrix. Mr. Loeb also received a grant of options on January 2, 2024 to purchase 2,200 shares of the Company’s common stock, which are exercisable at an exercise price equal to the December 29, 2023, closing price of the common stock of $6.09 per share. Twenty-five percent (25%) of the options were vested immediately; the remaining options vested in three equal increments on April 1, 2024, July 1, 2024 and October 1, 2024. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors. The 2024 Consulting Agreement expired on December 31, 2024; the Company and Mr. Loeb have entered into a new consulting agreement for 2025 as described below under Employment Arrangements.

10

On January 1, 2023, the Company entered into a new consulting agreement (the “2023 Consulting Agreement”) with Jan H. Loeb, extending its arrangements for compensation of Mr. Loeb for his services as President and CEO of the Company and as principle executive officer of the Company’s OmniMetrix subsidiary in the capacity of Acting CEO.

Pursuant to the 2023 Consulting Agreement, Mr. Loeb received cash compensation of $16,000 per month for service as President and CEO of the Company, and an additional $10,000 per month for service as Acting CEO of OmniMetrix. Mr. Loeb also received a grant of options on January 1, 2023, to purchase 2,187 shares of the Company’s common stock, which are exercisable at an exercise price equal to the December 30, 2022, closing price of the common stock of $5.60 per share (as adjusted in connection with the September 2023 1-for-16 reverse stock split). Twenty-five percent (25%) of the options were vested immediately; the remaining options vested in three equal increments on April 1, 2023, July 1, 2023 and October 1, 2023. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors.

Tracy S. Clifford. On January 2, 2024, the Company entered into an Amended and Restated Consulting Agreement with Ms. Clifford (the “2024 Clifford Consulting Agreement”) for the provision of Ms. Clifford’s services as both CFO of Acorn and COO of OmniMetrix. The 2024 Clifford Consulting Agreement amends, restates and replaces in its entirety the 2023 Clifford Consulting Agreement. The 2024 Clifford Consulting Agreement has an effective date of January 1, 2024, had an initial one-year term, and automatically renews for an additional year upon the expiration of each one-year term unless earlier terminated as provided therein. Pursuant to the 2024 Clifford Consulting Agreement, Ms. Clifford receives cash compensation of $18,025 per month. In the event of termination, other than for cause, Ms. Clifford shall be entitled to continuation, for a period of six months following the date of such termination, of the monthly cash compensation in effect at the time of such termination. Pursuant to the terms of the 2024 Clifford Consulting Agreement, Ms. Clifford also received a grant of options on January 2, 2024, to purchase 2,200 shares of the Company’s common stock, which are exercisable at an exercise price equal to the December 29, 2023, closing price of the common stock of $6.09 per share. Twenty-five percent (25%) of the options were vested immediately; the remaining options vested in three equal increments on April 1, 2024, July 1, 2024 and October 1, 2024. On each subsequent anniversary of January 1, 2024, so long as the 2024 Clifford Consulting Agreement has not been terminated, the Company will grant Ms. Clifford 2,200 stock options exercisable at an exercise price equal to the then-current stock price. Twenty-five percent (25%) of the options will be vested immediately as of the date of grant; the remaining options will vest in three equal increments on April 1, July 1 and October 1 during the first nine months following the date of grant. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors. This agreement auto renewed on January 1, 2025.

On June 1, 2023, the Company entered into an Amended and Restated Consulting Agreement with Ms. Clifford (the “2023 Clifford Consulting Agreement”). The 2023 Clifford Consulting Agreement began on June 1, 2023, had a one-year term, and was to automatically renew for an additional year upon the expiration of each one-year term unless earlier terminated as provided therein. Pursuant to the 2023 Clifford Consulting Agreement, Ms. Clifford received cash compensation of $17,500 per month, as well as a grant of options on June 1, 2023, to purchase 6,250 shares of our common stock, which are exercisable at an exercise price per share equal to the May 31, 2023, closing price of the common stock of $4.96 per share (as adjusted in connection with the September 2023 1-for-16 reverse stock split). Twenty-five percent (25%) of the options were vested immediately; the remaining options vested in three equal increments on September 1, 2023, December 1, 2023 and March 1, 2024. On January 2, 2024, the Company entered into a new consulting agreement with Tracy Clifford Consulting, LLC, that amends, restates and replaces in its entirety the 2023 Clifford Consulting Agreement, as described above. From January to May 2023, Ms. Clifford received cash compensation of $17,500 per month pursuant to the terms of the Amended and Restated Consulting Agreement entered into by the Company and Tracy Clifford Consulting, LLC on June 1, 2022.

Stockholder input on executive compensation. Stockholders can provide the Company with their views on executive compensation matters at each year’s annual meeting through the stockholder advisory vote on executive compensation and during the interval between stockholder advisory votes. The Company welcomes stockholder input on our executive compensation matters, and stockholders are able to reach out directly to our independent directors by emailing samzentman@yahoo.com to express their views on executive compensation matters.

11

Employment Arrangements

Our named executive officers are retained as consultants under the contractual arrangements described below.

Jan H. Loeb

On January 6, 2025, the Company entered into a new consulting agreement (the “2025 Loeb Consulting Agreement”) extending its arrangements for compensation of Mr. Loeb. Pursuant to the 2025 Loeb Consulting Agreement, Mr. Loeb will receive cash compensation of $16,780 per month for service as President and CEO of Acorn, and an additional $10,000 per month for so long as he serves as Acting CEO of OmniMetrix. Mr. Loeb also received a grant of options on January 6, 2025 to purchase 2,200 shares of the Company’s common stock, which are exercisable at an exercise price equal to the January 3, 2025, closing price of the common stock of $17.50 per share. Twenty-five percent (25%) of the options were vested immediately; the remaining options shall vest in three equal increments on April 1, 2025, July 1, 2025 and October 1, 2025. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors. The 2025 Loeb Consulting Agreement expires on December 31, 2025, unless terminated early as provided therein.

Tracy S. Clifford

On January 1, 2025, the 2024 Clifford Consulting Agreement discussed above for the provision of Ms. Clifford’s services as both CFO of Acorn and COO of OmniMetrix automatically renewed for another one-year term. Pursuant to the 2024 Clifford Consulting Agreement, Ms. Clifford receives cash compensation of $18,025 per month. Ms. Clifford also received a grant of options on January 1, 2025 to purchase 2,200 shares of the Company’s common stock, which are exercisable at an exercise price equal to the December 31, 2024, closing price of the common stock of $17.89 per share. Twenty-five percent (25%) of the options were vested immediately; the remaining options shall vest in three equal increments on April 1, 2025, July 1, 2025 and October 1, 2025. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors.

The Company entered into a Change in Control Bonus Agreement with Ms. Clifford in March 2025, the terms of which are described below under “Payments and Benefits Upon Termination or Change in Control.”

Outstanding Equity Awards at 2024 Fiscal Year End

The following table sets forth all outstanding equity awards made to each of the Named Executive Officers that were outstanding at December 31, 2024.

OPTIONS TO PURCHASE ACORN ENERGY, INC. STOCK
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Jan H. Loeb	2,187	—	5.92	January 1, 2027
	2,187	—	7.68	January 1, 2028
	2,187	—	10.08	January 1, 2029
	2,187	—	5.60	January 1, 2030
	2,200	—	6.09	January 2, 2031

Tracy S. Clifford	1,875	—	6.56	June 1, 2025
	1,875	—	4.48	June 25, 2026
	3,125	—	3.68	June 8, 2027
	6,250	—	9.92	May 10, 2028
	3,125	—	7.04	June 1, 2029
	6,250		4.96	June 1, 2030
	2,200	—	6.09	January 2, 2031

12

Option and Warrant Exercises

Options were exercised by Jan Loeb on December 9, 2024, for 2,187 shares at an exercise price of $5.60 per share and on February 21, 2024, for 2,187 shares at an exercise price of $5.76 per share.

Warrants were exercised by Leap Tide Capital Management, LLC (of which Mr. Loeb is the Managing Member), on March 2, 2023, for 2,187 shares at an exercise price of $2.08 per share.

Non-qualified Deferred Compensation

There was no executive non-qualified deferred compensation activity for either of our named executive officers for the year ended December 31, 2024.

Payments and Benefits Upon Termination or Change in Control

Jan H. Loeb

Under the terms of the consulting agreement with Mr. Loeb, there are no amounts due under any termination scenario.

Tracy S. Clifford

Under the terms of the consulting agreement with Ms. Clifford, in the event of termination by the Company other than for cause, Ms. Clifford shall be entitled to a continuation, for a period of six months following the date of such termination, of the monthly cash compensation in effect at the time of such termination. There are no other amounts due under any other termination scenario under the terms of her consulting agreement.

Under the terms of the Change in Control Bonus Agreement with Ms. Clifford, if (1) the Company were to consummate a Change in Control (as defined in the agreement) during the period of time beginning on March 25, 2025 (the “Effective Date”) and ending eighteen (18) months thereafter (provided that such period would be extended up to an additional six (6) months if during the aforementioned eighteen (18) month-period the Company were to enter into a definitive agreement or legally binding term sheet for a transaction which would result in a Change in Control), and (2) Ms. Clifford has remained in continuous service as Chief Operating Officer of, or in a similar executive capacity at, OmniMetrix from the Effective Date through consummation of the Change in Control, then the Company would pay her, contemporaneous with the consummation of the Change in Control, a lump-sum cash bonus payment equal to $100,000 multiplied by the number of years (including partial years, for which an appropriate fraction will be added to the number of whole years) in the period commencing December 1, 2019, and ending upon the earlier of (A) consummation of the Change in Control, (B) the date of involuntary termination of her service other than for cause or due to death or disability, or (C) the date of voluntary termination of her service (provided, however, that in the event of voluntary termination of service by Ms. Clifford for any reason prior to a Change in Control, she would be entitled to a payment equal to seventy percent (70%) of the bonus upon the occurrence of a Change in Control within the Change in Control period, payable contemporaneous with the consummation of the Change in Control).

Compensation of Directors

The Board reviews non-employee director compensation on an annual basis. Our compensation policy for non-employee Directors for 2024 was as follows:

Each non-employee Director (other than the Executive Chairman) receives an annual retainer of $15,000, plus an annual grant on January 1 of an option to purchase 625 shares of Company Common Stock.

Upon a non-employee Director’s first election or appointment to the Board, such newly elected/appointed Director will be granted an option to purchase 1,562 shares of Company Common Stock. Each option granted to a newly elected/appointed Director shall vest for the purchase of one-third of the shares purchasable under such option on each of the three anniversaries following the date of the first election or appointment.

All options granted to non-employee Directors shall have an exercise price equal to the closing price of the Company’s Common Stock on its then-current trading platform or exchange on the last trading day immediately preceding the date of grant, and shall, except as described in the preceding paragraph, vest in four quarterly installments beginning on the grant date. Once vested, such options shall be exercisable in whole or in part at all times until the earliest of (i) seven years from the date of grant or (ii) 18 months from the date such Director ceases to be a Director, officer, employee of, or consultant to, the Company.

The chair of the Audit Committee receives an additional annual retainer of $10,000; each Audit Committee member other than the chair receives an additional annual retainer of $2,000.

13

Each Director may, in his discretion, elect by written notice delivered on or before the first day of each calendar year whether to receive, in lieu of some or all of his retainer and board fees, that number of shares of Company Common Stock as shall have a value equal to the applicable retainer and board fees, based on the closing price of the Company’s Common Stock on its then-current trading platform or exchange on the last trading day immediately preceding the first day of the applicable year. Once made, the election shall be irrevocable for such election year and the shares subject to the election shall vest and be issued one-fourth upon the first day of the election year and one-fourth as of the first day of each of the second through fourth calendar quarters thereafter during the remainder of the election year. A newly-elected or appointed Director may, in his or her discretion, make such an election for the balance of the year in which he or she was elected/appointed by written notice delivered on or before the tenth day after his or her election/appointment to the Board, with the number of shares of Company Common Stock subject to such newly elected/appointed Director’s election to be based on closing price of the Company’s Common Stock on its then-current trading platform or exchange on the last trading day immediately preceding the day of such newly elected/appointed Director’s election/appointment.

The following table sets forth information concerning the compensation earned for service on our Board of Directors during the fiscal year ended December 31, 2024 by each individual who served as a director at any time during the fiscal year (other than Mr. Loeb who was not separately compensated for his Board service).

DIRECTOR COMPENSATION IN 2024

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)		All Other Compensation ($)	Total ($)
Samuel M. Zentman	25,000	(2)	3,695	(1)	—	28,695
Gary Mohr	17,000	(3)	3,695	(1)	—	20,695
Peter Rabover	15,000	(4)	3,695	(1)		18,695
Michael F. Osterer	17,000	(3)	3,695	(1)	—	20,695

(1)	On January 1, 2024, Samuel M. Zentman, Gary Mohr, Peter Rabover, and Michael F. Osterer were each granted 625 options to acquire stock in the Company. The options had an exercise price of $6.09 and were to expire on January 1, 2031. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 3.86% (ii) an expected term of 4.9 years (iii) an assumed volatility of 194.1% and (iv) no dividends.
(2)	Represents the annual retainer of $15,000 as a non-employee director and $10,000 received for services rendered as Chairman of the Audit Committee.
(3)	Represents the annual retainer of $15,000 as a non-employee director plus $2,000 received for services rendered as a member of the Audit Committee.
(4)	Represents the annual retainer of $15,000 as a non-employee director.

14

EQUITY COMPENSATION PLAN INFORMATION

The table below provides certain information concerning our equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	3,451	$5.28	—
Equity Compensation Plans Not Approved by Security Holders	66,698	$6.58	70,806
Total	70,149	$6.52	70,806

The grants made under our equity compensation plans not approved by security holders represent 66,698 options which were granted under our 2006 Stock Incentive Plan following the original expiration of the Plan on February 8, 2017. These grants were made to directors and officers at exercise prices equal to the fair market value on the date of the grant. The options generally vest over a one-year period and expire seven years from the date of the grant. In February 2019, the Company’s Board ratified all option grants made under our 2006 Stock Incentive Plan following the original expiration of the Plan on February 8, 2017 and extended the expiration date of the Amended and Restated 2006 Stock Incentive Plan until December 31, 2024. In March 2025, the Company’s Board ratified all option grants made under our Amended and Restated 2006 Stock Incentive Plan following expiration of the Plan on December 31, 2024 and extended the expiration date of the Amended and Restated 2006 Stock Incentive Plan until December 31, 2034.

Equity awards are granted to our named executive officers pursuant to the terms of their consulting agreements. The 2024 Loeb Consulting Agreement and the 2025 Loeb Consulting Agreement each provided for, on the date the respective agreement was executed, a grant of 2,200 stock options exercisable at an exercise price equal to the then-current stock price. The 2024 Clifford Consulting Agreement calls for, on each anniversary of January 1, 2024, so long as the 2024 Clifford Consulting Agreement has not been terminated, a grant of 2,200 stock options exercisable at an exercise price equal to the then-current stock price. Our director compensation policy currently calls for an annual grant of stock options to our directors on the first day of the applicable fiscal year. In addition, equity awards may be granted at other times during the year to new hires, employees receiving promotions, and in other special circumstances.

We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. For all stock option awards, the exercise price is the closing market price of our common stock on the last trading day preceding the date of grant.

PAY VERSUS PERFORMANCE

Year	Summary compensation table total for PEO ($)	Compensation actually paid to PEO ($)	Average summary compensation table total for non-PEO named executive officers ($)	Average compensation actually paid to non-PEO named executive officers ($)	Net income (loss) ($)
2024	334,369	334,369	229,309	229,309	6,322,000
2023	321,142	321,142	228,000	228,000	129,000
2022	326,096	326,096	225,949	225,949	(631,000)

15

PROPOSAL 2

RATIFICATION OF THE SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected CBIZ CPAs P.C. as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2025. CBIZ CPAs P.C. representatives are expected to attend the 2025 Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. CBIZ CPAs P.C. is an independent registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB. On November 1, 2024, CBIZ CPAs P.C. acquired the attest business of Marcum LLP (“Marcum”). On April 7, 2025, Marcum informed us that they had resigned as our independent registered public accounting firm. Also on April 7, 2025, we, with the approval of our Audit Committee, engaged CBIZ CPAs P.C. as our independent registered public accounting firm.

The Board is asking our stockholders to ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of CBIZ CPAs P.C. for ratification by stockholders as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Accounting Fees

The following table summarizes the fees billed to Acorn for professional services rendered by Marcum, LLP for the years ended December 31, 2024 and 2023.

	2024	2023
Audit fees	$144,835	$122,990
Tax fees	23,107	13,511
All other fees	—	—
Total	$168,772	$136,501

Audit Fees were for professional services rendered for the audits of the consolidated financial statements of the Company, assistance with review of documents filed with the SEC, consents, and other assistance required to be performed by our independent accountants.

Tax Fees generally consist of tax compliance and return preparation fees.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s current policy is to pre-approve all audit and non-audit services that are to be performed and fees to be charged by our independent auditor to assure that the provision of these services does not impair the independence of the auditor. The Audit Committee pre-approved all audit and non-audit services rendered by our principal accountant in 2024 and 2023.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF CBIZ CPAs P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

16

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking stockholders to cast an advisory vote on the compensation of our Named Executive Officers disclosed in the “Executive and Director Compensation” section of this Proxy Statement. While this vote is non-binding, the Company values the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions.

The Board believes that the objectives of our executive compensation program are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Board believes that our executive compensation program achieves an appropriate balance between fixed compensation and variable incentive compensation and pays for performance. The Board also believes that the Company’s executive compensation programs effectively align the interests of our executive officers with those of our stockholders by tying a significant portion of their compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement.

We are asking our stockholders to vote FOR, in a non-binding vote, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement under the heading “Executive and Director Compensation”.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those listed in the accompanying Notice of Annual Meeting and described herein. If any other matters not described herein should properly come before the meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the Board of Directors’ recommendations.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report covering the fiscal year ended December 31, 2024, including audited financial statements, is enclosed with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

STOCKHOLDER LIST

A list of stockholders of record as of the Record Date will be available during the Annual Meeting for inspection by stockholders for any purpose germane to the Annual Meeting. In addition, the list of stockholders of record as of the record date will be made available, through electronic means, for inspection by stockholders for any purpose germane to the Annual Meeting during the ten days preceding the Annual Meeting. To request electronic access to the stockholder list, stockholders should submit their request, and proof of ownership to the undersigned at AcornMeeting@gmail.com.

SOLICITATION OF PROXIES

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the use of the mails, proxies may be solicited by in person interview, Internet, telephone, e-mail or facsimile. The Company will, upon request and in accordance with applicable regulation, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

August 6, 2025	SHELDON KRAUSE
Wilmington, Delaware	Assistant Secretary

17

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE AT THE MEETING
If you would like to vote at the Meeting, please attend the Annual Meeting of Stockholders to be held at 1:00 PM EDT, on September 17, 2025, at the Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, New York 10174, as well as online.

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Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card - Acorn Energy, Inc.

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1. Election of Directors.

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INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Jan H. Loeb   02 Gary Mohr   03 Michael F. Osterer
04 Peter Rabover   05 Samuel M. Zentman

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Date ____________   **Signature** ____________   **Signature, if held jointly** ____________

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▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jan H. Loeb and Sheldon Krause and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Acorn Energy, Inc. to be held at 1:00 PM EDT, on September 17, 2025, at the Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, New York 10174, as well as online, and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by Acorn Energy, Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address: ______________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

ANNUAL REPORT 2024

Cautionary Note:

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to prospects, sales, revenues and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated or implied in these forward-looking statements as a result of many factors, including, but not limited to the recent downturn in the worldwide economy and its ongoing impact on our business and the business of our customers and suppliers. These and other risks and uncertainties, many of which are addressed in more detail in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, could cause our actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors relevant to our business.

COMPANY DIRECTORY

HEADQUARTERS	SUBSIDIARY	INVESTOR RELATIONS

1000 N West Street, Suite 1200

Wilmington, DE 19801

770-209-0012

www.acornenergy.com

DIRECTORS & OFFICERS

Jan H. Loeb

Director, President and CEO

jloeb@acornenergy.com

Gary Mohr

Director

Michael F. Osterer

Director

Peter Rabover

Director

Samuel M. Zentman

Director

Tracy Clifford

Chief Financial Officer

OmniMetrix, LLC 4295 Hamilton Mill Road Suite 100 Buford, GA 30518 www.omnimetrix.net Jan H. Loeb Acting Chief Executive Officer Tracy Clifford Chief Operating Officer

For additional information regarding

Acorn Energy, Inc. please contact:

Catalyst Global

212-924-9800

David Collins or William Jones

acfn@catalyst-ir.com

INDEPENDENT AUDITOR

CBIZ CPAs P.C.

Certified Public Accountants

601 Route 73 North, Suite 400

Marlton, NJ 08053

www.cbizcpas.com

LEGAL COUNSEL

Eilenberg & Krause LLP

11 East 44th Street, Suite 1001

New York, NY 10017

www.eeklaw.com

REGISTRAR & TRANSFER AGENT

Vstock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

www.vstocktransfer.com

ONLINE VOTING

To vote your proxy electronically, please go to
www.vstocktransfer.com/proxy
and click "Proxy Voter Login."
You must reference your
12-digit control number listed below.

CONTROL #

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598

REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper or electronic copy of the proxy materials:
By telephone please call (toll free) 1-855-987-8625
or by email at: vote@vstocktransfer.com
Please include the company name and your account number in the subject line.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before September 3, 2025 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: **https://materials.proxyvote.com/004848**

- Notice of the Annual Meeting of Stockholders;
- Proxy Statement for the Annual Meeting of Stockholders; and
- Annual Report on Form 10-K for the year ending December 31, 2024.

PROXY STATEMENT OVERVIEW

Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE.
To vote your shares, please follow the instructions above.

* SPECIMEN * AC:ACCT9999 90.00

Your **Vote** Counts!

ACORN ENERGY, INC.

2025 Annual Meeting

Vote by September 16, 2025

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in ACORN ENERGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 17, 2025.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 03, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

September 17, 2025
1:00 PM EDT

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ACORN ENERGY, INC.
2025 Annual Meeting
Vote by September 16, 2025
11:59 PM ET

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01 Jan H. Loeb 02 Gary Mohr 03 Michael F. Osterer 04 Peter Rabover 05 Samuel M. Zentman	For
2 Ratification of the selection by the Audit Committee of the Company's Board of Directors of CBIZ CPAs P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2025.	For
3 Advisory vote on the compensation of the Company's named executive officers.	For

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#